Exhibit 10.12

商品売買取引基本契約書

吉通貿易株式会社（以下、「甲」という）と[ ]（以下、「乙」という）は、乙商品または乙の取扱品（以下、「本商品」という）の売買取引に関し、以下のとおり商品売買取引基本契約（以下、「本契約」という）を締結する。

Commodity sales transaction basic contract

Yoshitsu Co., Ltd. (hereinafter referred to as “A”) and [      ] (hereinafter referred to as “B”) are B products or products handled by B (hereinafter “this product”). Regarding the sale and purchase transaction of), the following basic contract for sale and purchase of goods (hereinafter referred to as “this contract”) is concluded.

第1条（目的）

本契約は、甲がインターネットにより甲の顧客に本商品を販売することを目的として、乙が甲に本商品を売り渡し、甲がこれを買い受けることを内容とする売買における基本的事項を定める。

Article 1 (Purpose)

This agreement stipulates the basic matters in the sale and purchase that includes the sale of this product to us by us and the purchase of this product by us for the purpose of selling this product to our customers via the Internet.

第2条（基本原則）

甲および乙は、本商品に関する取引にあたり、誠実で信頼にあふれる良好な関係を築きながら相互の発展を目指すものとする。

Article 2 (Basic Principles)

In dealings with this product, A and B shall aim for mutual development while building a good relationship that is full of sincerity and trust.

第3条（発注と諾否）

1.甲は、本契約に従い本商品の購入を希望する場合、乙の定める様式と方法により注文書（Web発注等の電磁的記録含む）を乙に交付する。

2.前項の注文書を受領した場合、乙は、必要に応じて甲に対し注文内容の確認を行ったうえ、乙の3営業日以内に注文に対する諾否を甲に通知する。

3.乙が前項の期間内に諾否の通知をしないときは、乙が当該注文を受諾したものとみなす。

Article 3 (Order and acceptance / rejection)

1. If you wish to purchase this product in accordance with this contract, we will deliver an order form (including electromagnetic records such as Web orders) to you in the format and method specified by you.

2. Upon receipt of the order form set forth in the preceding paragraph, B will confirm the order details with A as necessary, and will notify A of acceptance or rejection of the order within three business days of B

3. If you do not give notice of acceptance or rejection within the period set forth in the preceding paragraph, you will be deemed to have accepted the order.

第4条（本商品の授受）

1.	本商品の授受は、次の方法で行う。
①	乙は、乙が契約する運送業者（以下、「運送業者」という）に本商品の配送を委託する。なお配送に要する費用は、乙が負担する。
②	運送業者は、第3条に定める注文書に記載された配送先に本商品を配送する。

2.乙が運送業者に本商品を引き渡した時をもって、乙が甲に本商品を引き渡したものとする。なお、Webシステムの発注履歴ステータスが出荷済みに更新されたことをもって、甲の乙に対する受領証憑とする。

3.乙は、第3条に定める注文書に記載された納品時期に遅れることがないよう、通常要する配送期間を勘案した時期に本商品を運送業者に引渡す。通常要する配送期間を勘案した時期に、乙が運送業者に本商品を引き渡した場合、現実の配送時期が第3条に定める注文書に記載された納品時期に遅れたとしても、乙はその責任を負わない。

4.甲または甲の顧客の都合により、運送業者が本商品を配送する前日の16時以降に注文を取り消した場合、当該注文の本商品は甲に配送し、その配送料は甲が負担するものとする。また、当該本商品は甲が買い取るものとする。

Article 4 (Giving and receiving this product)

1.	This product will be given and received by the following method.

①	You entrust the delivery of this product to a carrier contracted by you (hereinafter referred to as “carrier”). The cost of delivery will be borne by you.

②	The carrier will deliver this product to the delivery address stated in the order form specified in Article 3.

2.	When you deliver this product to the carrier, you shall deliver this product to us. In addition, when the order history status of the Web system is updated to shipped, it will be regarded as a receipt voucher for A and B.

3.	B will deliver this product to the carrier at a time that takes into consideration the delivery period normally required so that the delivery time stated in the order form stipulated in Article 3 will not be delayed. If you deliver this product to a carrier at a time that takes into account the normally required delivery period, you will be liable even if the actual delivery time is delayed from the delivery time stated in the order form stipulated in Article 3. Do not bear.

4.	If the carrier cancels the order after 16:00 on the day before the delivery of this product due to the convenience of A or the customer of A, the product of the order will be delivered to A and the shipping fee will be borne by A. It shall be. In addition, this product shall be purchased by A.

第5条（所有権）

本商品の所有権は、乙が運送業者に本商品を引き渡した時に、乙から甲に移転する。

Article 5 (Ownership)

Ownership of this product will be transferred from you to us when you deliver this product to the carrier.

第6条（危険負担など）

1.乙が運送業者に本商品を引き渡す前に生じた本商品の滅失駿損・変質等その他一切の損害はこの負担とする。

2.乙が運送業者に本商品を引き渡した後に生じた損害等は、この責めに帰すべきものを除き甲の負担とする。ただし、運送中の破損等に起因して甲の顧客から申し出を受けた場合は、乙が対応するものとする。

3.第3条に定める注文書に記載された内容が、甲の顧客の注文内容と離語がある場合、これに起因するすべての損害は甲が責任を負う。

Article 6 (risk of loss, etc.)

1. This burden shall be borne by you for any other damages such as loss or deterioration of this product that occurred before you handed over this product to the carrier.

2. Any damages, etc. that occur after you deliver this product to the carrier shall be borne by us, except for those attributable to this responsibility. However, if we receive an offer from our customer due to damage during transportation, etc., we will handle it.

3. If the content of the order form stipulated in Article 3 is different from the order content of our customer, we will be liable for all damages caused by this.

第7条（返品の処理）

顧客からの本商品の返品が発生した場合、配送料の負担者は以下の通りとする。

返品事由	負担者
甲の顧客の希望	甲の顧客
運送業者による破損	運送業者
乙の物流倉庫からの誤出荷	物流倉庫管理業者
甲による乙への誤注文	甲

Article 7 (Processing of returned goods)

If a customer returns this product, the person responsible for the shipping fee shall be as follows.

Reason for return	Payer
A’s wishes	Customer of A
Damage by carrier	Carrier
Incorrect shipment from the distribution warehouse of B	Logistics warehouse manager
Incorrect order from A to B	A

第8条（品質等の保証）

乙は、本商品の、原材料・品質・機能表示・安全性（製造物責任法上の欠陥が存在しないこと）その他本商品に関する一切の事項について、関係諸法規、各地方自治体条例および乙の定める品質基準に違反していないことを保証するものとする。

Article 8 (Guarantee of quality, etc.)

B stipulates related laws and regulations, local government ordinances, and B regarding the raw materials, quality, functional labeling, safety (no defects under the Product Liability Law) and all other matters related to this product. We guarantee that we do not violate quality standards.

第9条（登録商標等の取り扱い）

1.甲は、乙が自ら権利を有する、または、使用承諾に基づき使用している[   ]等の登録商標およびそれに類似するデザインを使用できない。ただし、乙が甲に提供する商品画像は、乙が指定する範囲内において使用できる。

2.甲は、乙が提供する新製品情報、新製品画像を発売日前に情報開示、掲載を行うことができない。

3.甲が前二項に違反した場合、乙は直ちに本契約を解除することができる。また甲は、乙が被った損害を賠償しなくてはならない。

Article 9 (Handling of registered trademarks, etc.)

1. A cannot use registered trademarks such as [      ] and similar designs that B owns or uses based on the consent to use. However, the product image provided by B to A can be used within the range specified by B.

2. A cannot disclose or post new product information or new product images provided by B before the release date.

3. If A violates the preceding two paragraphs, B may immediately terminate this Agreement. A must also compensate for the damage suffered by B.

第10条（情報開示の告知等）

1.甲は、インターネット上の甲の販売サイトに明示する等の方法で、甲の顧客に対し、顧客に関する情報を乙および運送業者に開示する旨を告知しなければならない。乙は、甲から開示された甲の顧客に関する情報を、適切に取り扱わなければならない。

2.第7条に定める返品時の配送料の負担者についても同様に、甲は、甲の顧客に対して周知させなければならない。

3.甲が前二項の告知または周知を怠ったことにより甲の顧客から苦情を申し立てられた場合、甲がその責任と負担において誠実に対応することとし、乙は一切の責任を負わない。

Article 10 (Notice of Information Disclosure, etc.)

1. A must notify A’s customer that information about the customer will be disclosed to B and the carrier by means such as clearly indicating on A’s sales site on the Internet. B must properly handle the information disclosed by A about A’s customers.

2. Similarly, A must inform A’s customers of the bearer of the shipping fee for returned goods as stipulated in Article 7.

3. If A makes a complaint from A’s customer due to failure to notify or inform the preceding two paragraphs, A will respond in good faith at its responsibility and burden, and B will not take any responsibility.

第11条（取引価格）

1.本商品の取引価格は、梱包料および甲の顧客への配送料を含むものとし、甲乙が協議のうえ、別途決定する。

2.取引価格は、本契約の更新ごと、または年に1度、見直しを検討するものとする。

Article 11 (Transaction price)

1. The transaction price of this product shall include the packing fee and the shipping fee to A’s customer, and will be decided separately by A and B after consultation.

2. The transaction price shall be reviewed for each renewal of this Agreement or once a year.

第12条（支払条件）

本商品の代金の支払方法は、甲が毎月末日締めで翌月15日までに乙の指定する次の金融機関口座へ振込にて支払うものとするなお、振込みに係る手数料は甲の負担とする。

Article 12 (Payment terms)

As for the payment method of the price of this product, A shall pay by transfer to the next financial institution account designated by B by the 15th of the following month by the end of each month, and the fee for the transfer shall be borne by A.

金融機関名
支店名
口座種類
口座番号
口座名義

Name of financial institution
Branch Name
Types of Account
Number of Account
Name of Account

2.第19条または第20条に基づき、乙が本契約を解除した場合など本契約が終了した場合、甲は、乙に対して負担している全ての債務につき期限の利益を失い、乙からの通知あるいは催告を要することなく、直ちに全ての債務を一括して完済しなければならない。

2．In the event of termination of this Agreement, such as when B cancels this Agreement in accordance with Article 19 or Article 20, A shall immediately pay off all debts in full in a lump sum without requiring notice or demand from B.

第13条（相殺の予約）

乙は、甲に対して有する本商品の代金債権を含む債権と、甲に対して負担する債務とを、弁済期のいかんにかかわらず、何時にても対当額で相殺することができる。また、本契約終了後に発生する乙の甲に対する債権についても、同様とする。

Article 13 (Reservation for offsetting)

B can offset the claims against A, including the claims for the product, and the debts borne by A at any time, regardless of the repayment period. The same shall apply to B’s claim against A that occurs after the termination of this contract.

第14条（顧客に対する売買代金債権）

甲の顧客に対する本商品の売買代金債権は、甲に属する。乙は、顧客に対する売買代金の回収につき、なんら責任を負わない。

Article 14 (Receivables for trading value to customers)

The transaction value receivable of this product against A’s customer belongs to A. B is not responsible for the collection of trading value to the customer.

第15条（契約の解除）甲または乙は、相手方が次の各号の一に該当するときは、何らの通知催告を要せずして、直ちに本契約を解除することができる。

①甲乙間の取引に基づく売買代金債務その他の債務につき支払義務を怠ったとき。

②他から破産民事再生・会社更生の申立てを受け、または自ら申し立てたとき。

③差押え仮差押えの処分を受けたとき。

④手形交換所より不渡処分を受けたとき。

⑤営業を廃止したとき、または、何ら理由を示すことなく休業または所在不明により、2週間以上連絡が取れないとき

⑥本契約または甲乙協議により定めた事項に違反したとき。

⑦前各号のほか、本契約の継続が著しく困難であると合理的に認められる事態が生じたとき。

Article 15 (Cancellation of Contract)

A or B may immediately cancel this contract without any notice when the other party falls under any of the following items.

①	When you neglect to pay the trading value debt or other debt based on the transaction between A and B.
②	When a petition for bankruptcy civil rehabilitation / corporate reorganization is received from another person, or a petition is filed by oneself.
③	Foreclosure When a temporary seizure is disposed of.
④	When you receive a non-delivery from the clearing house.
⑤	When the business is closed, or when we cannot contact you for more than 2 weeks due to suspension of business or unknown location without giving any reason.
⑥	When the matters stipulated by this contract or A / B consultation are violated.
⑦	In addition to the preceding items, when a situation occurs that is reasonably recognized as extremely difficult to continue this contract.

第16条（反社会的勢力との関係遮断）

1、甲および乙は、自らが「暴力団員による不当な行為の防止等に関する法律」第2条第2号の定める暴力団を始めとする反社会的勢力（犯罪対策閣僚会議が取り纏めた「企業が反社会的勢力による被害を防止するための指針」の定める反社会的勢力）ではないこと、および反社会的勢力との関係を一切遮断していること、ならびに今後も遮断することを表明し、保証する。

2、甲または乙は、相手方に次の事由が一つでも認められる場合、何らの通知催告の手続をせず、ただちに本契約を解除することができる。

①反社会的勢力であるとき、または反社会的勢力であったとき。

②反社会的勢力を利用するなど前項に違反したとき。

③自らの属性にかかわりなく、「暴力団員による不当な行為の防止等に関する法律」第9条各号の定める行為を自らが行い、または、第三者を利用して行わせたとき。

④相手方に対し、詐術、暴力的行為、脅迫的発言を自らが用い、または、第三者を利用して行わせたとき。

⑤相手方に対し、業務妨害を自ら行い、または、第三者を利用して行わせたとき。

⑥その他、前各号と同視される事項が発生したとき。

3.甲または乙が前項の規定に基づき本契約を解除した場合、解除権を行使した当事者は相手方に対し、一切の損害賠償義務を負担しない。

Article 16 (blocking relations with antisocial forces)

1, A and B are antisocial forces such as the gangsters stipulated in Article 2, Item 2 of the “Act on Prevention of Unjust Acts by crime syndicate Members, etc.” He stated that he was not an antisocial force) stipulated in the “Guidelines for Preventing Damage Caused by Antisocial Forces”, that he had blocked any relationship with antisocial forces, and that he would continue to block it. Guarantee.

3.	A or B may immediately cancel this contract without any procedure for notification and notification if the other party is found to have any of the following reasons.
①	When it is an antisocial force or when it is an antisocial force.
③	When the preceding paragraph is violated, such as by using antisocial forces.
③	When the act specified in each item of Article 9 of the “Act on Prevention of Unjust Acts by crime syndicate member” is performed by oneself or by a third party regardless of one’s own attributes.
④	When the other party uses fraud, violent acts, or threatening remarks by himself or by using a third party.
⑤	When the other party interferes with the business or uses a third party to do it.
⑥	When other matters that are equated with the previous items occur.

3. If A or B cancels this contract based on the provisions of the preceding paragraph, the party exercising the right to cancel shall not bear any liability for damages to the other party.

第17条（不可抗力）

天変地変、火災、法令の制定改廃その他やむを得ない事由により本契約が履行不能となった場合、いずれの当事者も相手方に対する通知をもって直ちに本契約を終了させることができる。かかる終了がなされた場合、いずれの当事者もかかる終了に基づいて蒙ることのある損害に関し、相手方当事者に対し、賠償請求することはできない。

Article 17 (Force Majeure)

If this contract becomes unfulfillable due to a natural disaster, fire, enactment, revision or abolition of laws and regulations, or any other unavoidable reason, either party may immediately terminate this contract with notice to the other party. If such termination is made, neither party may claim compensation against the other party for any damages that may be incurred under such termination.

第18条（譲渡制限）

甲および乙は、相手方から事前の書面による承諾を得ることなく、次の各号の行為を行ってはならない。

① 本契約に基づく権利義務の全部または一部を第三者に履行させること。

② 本契約に基づく地位、金銭債権その他の債権の全部または一部を第三者に譲渡し、または担保に供しあるいはその他の処分をすること。

Article 18 (Transfer Restriction)

A and B shall not perform any of the following acts without obtaining the prior written consent of the other party.

(1) Have a third party fulfill all or part of the rights and obligations based on this contract.

(2) Transfer all or part of the status, monetary claims and other claims based on this contract to a third party, or provide them as collateral or dispose of them.

第19条（損害賠償）

甲または乙が本契約に違反し、相手方に損害を与えた場合、その損害を賠償しなければならない。

Article 19 (Compensation for damages) If A or B violates this agreement and causes damage to the other party, the damage must be compensated.

第20条（機密情報の取扱い）

1甲および乙は、本契約書または本契約の履行に伴い知り得た相手方の機密情報（個人情報を含む）を秘密とし、国内の法規に従い本契約の有効期間はもとより、本契約終了後も以下の禁止事項を遵守して適切に取り扱うものとする

①	機密を第三者に開示すること。
②	機密を本業務履行以外の目的に使用すること。
③	本契約の履行のために相手方より提供を受けた書面等を複製すること。

④本契約の履行のために相手方より提供を受けた書面等を残置、廃棄すること。

2.前項の機密情報とは、甲乙間において締結されたすべての契約、覚書等にもとづく業務の履行、または甲乙間での提案等により甲または乙が知り得た相手方もしくは相手方の顧客についての営業、財務、人事、技術、締結した業務内容等の一切の情報をいうものとする。ただし、個人情報以外の本機密のうち、公知の事実あるいは甲または乙が相手方と無関係の第三者から知り得たことを実証できる機密についてはこの限りではない。

Article 20 (Handling of Confidential Information)

1	A and B keep confidential information (including personal information) of the other party obtained through the performance of this contract or this contract confidential, and in accordance with domestic laws and regulations, not only the validity period of this contract but also after the termination of this contract We shall comply with the following prohibited items and handle them appropriately.
①	Disclosure of confidentiality to a third party.
②	Use confidentiality for purposes other than the performance of this business.
③	Duplicate the documents provided by the other party for the performance of this contract.
④	Leave and discard the documents, etc. provided by the other party for the performance of this contract.
2.	Confidential information in the preceding paragraph is about the other party or the customer of the other party that A or B could know by performing business based on all contracts, memorandums, etc. concluded between A and B, or by making a proposal between A and B. It means all information such as sales, finance, personnel, technology, and contracted business contents. However, this does not apply to this confidential information other than personal information, which can prove that publicly known facts or A or B has been obtained from a third party unrelated to the other party.

第21条（有効期間）

本契約の有効期間は、西暦[ ]から[ ]までの1ヵ年とする。ただし、期間満了の3ヵ月前までに甲乙の何れからも別段の意思表示がない場合は更に1間自動的に更新されるものとし、以後も同様とする。

Article 21 (Validity period)

This agreement is valid for one year from [     ] to [        ]. However, if there is no manifestation of intention from either A or B within 3 months before the expiration of the period, it will be automatically renewed for another period, and the same shall apply thereafter.

第22条（連絡先）

1.甲は、乙に届け出た連絡先を変更した場合、または同連絡先に1週間を超えて連絡が付かない事情が発生した場合、速やかに新たな連絡先を乙に届け出る義務を負う。

2.甲が前項の義務を怠った結果、乙から甲に対してなされた通知または送付された書類等が延着しまたは到達しなかった場合には、通常到達すべき時に到達したものとする。

Article 22 (Contact information)

1. A is obliged to promptly notify B of the new contact information if the contact information notified to B is changed or if the contact information cannot be contacted for more than one week.

2. If A fails to meet the obligations set forth in the preceding paragraph and the notification or documents sent from B to A are delayed or do not arrive, it shall be deemed to have arrived at the time when it should normally arrive.

第23条（裁判管轄）甲および乙は、本契約に関する事項について紛争が生じた場合は、東京地方裁判所を第一審の専属的管轄裁判所とする。

Article 23 (Jurisdiction)

A and B shall have the Tokyo District Court as the exclusive court of jurisdiction for the first instance in the event of a dispute regarding matters relating to this Agreement.

第24条（契約の疑義等）本契約に定めなき事項および条文の解釈に疑義が生じたときは、甲乙双方誠意を持って協議するものとする。

以上、本契約締結の証として、本書2通を作成し、甲乙記名押印のうえ各1通を保管する。

Article 24 (Suspicion of contract, etc.)

If any matter not stipulated in this contract or the interpretation of the article arises, both A and B shall discuss in good faith. As mentioned above, as proof of the conclusion of this contract, two copies of this document will be prepared, and one copy will be kept after the A and B signatures are stamped.

[DATE]

(A)	Yoshitsu Co., Ltd.
(B)	[ ]